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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   July 7, 1998



                              KOLLMORGEN CORPORATION
             (Exact name of registrant as specified in its charter)


          New York                     1-5562               04-2151861
(State or other jurisdiction of      (Commission       (I.R.S. Employer
 incorporation or organization)      File Number)      Identification No.)


  1601 Trapelo Road, Waltham, Massachusetts                   02451
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:     (781) 890-5655



                                 Waltham, Massachusetts    02154
     (Former name or former address, if changed since last report.)

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Item 5.     Other Events

            On July 7, 1998, the Registrant issued a press release announcing that it had purchased the Magnedyne Division of Sierracin Corporation. Magnedyne is a manufacturer of torque motors and drives located in Vista, California.

Item 7.     Financial Statements and Exhibits

            (c) Exhibits -

                99  Press Release dated July 7, 1998.
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                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 KOLLMORGEN CORPORATION



                                 By:   /s/  Robert J. Cobuzzi
                                 Robert J. Cobuzzi, Senior Vice President,
                                  Treasurer and Chief Financial Officer


Date:       July 17, 1998